                                                                    EXHIBIT 32.2

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

          1. The Annual Report on Form 10-K of SPSS Inc. for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPSS Inc.

Date: February 21, 2008                   By:      /s/ Raymond H. Panza
                                              ----------------------------------
                                              Raymond H. Panza
                                              Executive Vice President,
                                              Corporate Operations,
                                              Chief Financial Officer and
                                              Secretary